SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   F O R M 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 11, 2004
                                                      ----------------------


                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)

      California                    0-31080                 68-0434802
--------------------------- ----------------------- ----------------------------
(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)           File Number)         Identification No.)

1190 Airport Road, Suite 101, Napa, California                94558
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code   (707) 257-8585
                                                  ------------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.03.   Amendment to Articles of Incorporation


Three- for- Two Stock Split. As previously reported on a Current Report on Form 8-K filed November 24, 2004, on November 22, 2004, the Board of Directors of North Bay Bancorp approved a three-for-two stock split, which will be accounted for as a 50% stock dividend. The stock split became effective once a certificate of amendment to North Bay's articles of incorporation was filed with the California Secretary of State. The amendment to articles also resulted in a proportionate increase in North Bay's authorized, but unissued common stock. No shareholder approval was required.


The amendment was filed by the California Secretary of State on December 11, 2004, effective December 6, 2004.


A copy of the amendment is attached as Exhibit 3 to this Report.


Item 9.01.       Financial Statements and Exhibits.


             (c)  Exhibits.

             3. Certificate of Amendment of Articles of Incorporation effecting a three-for-two stock split.



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

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: December 13,  2004   NORTH BAY BANCORP



                               /s/ Terry L. Robinson
                              --------------------------------------------------
                              Terry L. Robinson, President and Chief
                              Executive Officer (Principal Executive Officer)


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


                                                                        A0620947

                              State of California

                               [GRAPHIC OMITTED]



                               SECRETARY OF STATE



     I, Kevin  Shelley,  Secretary of State of the           [GRAPHIC OMITTED]
State  of  California,   hereby  certify:That  the
attached transcript of 1 page(s) has been compared             OFFICE OF THE
with the record on file in this  office,  of which           SECRETARY OF STATE
it  purports  to be a copy,  and  that it is full,                  SEAL
true and correct.

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this day of December 11, 2004


                                                /s/  Kevin Shelly
[GRAPHIC OMITTED]                               -------------------------------
STATE OF CALIFORNIA SEAL                        Secretary of State

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


    AO620947                                                ENDORSED - FILED
                                               In the office of the Secretary of
                                                State of the State of California

                                                                      DEC-6 2004

                                                                   KEVIN SHELLEY
                                                              Secretary of State

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                                NORTH BAY BANCORP

     TERRY L. ROBINSON and WYMAN G. SMITH hereby certify that:

     (1) They are the President and Chief Executive Officer and the Secretary, respectively, of North Bay

Bancorp, a California corporation.

     (2) So much of Article IV of the Articles of Incorporation of this corporation as presently reads:

     "(a) North Bay Bancorp (hereinafter the "Corporation") is authorized to issue two classes of shares, designated "Common Stock" and "Preferred Stock," respectively. The number of shares of Common Stock authorized to be issued is Ten Million (10,000,000) and the number of shares of Preferred Stock authorized to be issued is Five Hundred Thousand (500,000)."

is amended to read:

     "(a) North Bay Bancorp (hereinafter the "Corporation") is authorized to issue two classes of shares, designated "Common Stock" and "Preferred Stock," respectively. The number of shares of Common Stock authorized to be issued is Fifteen Million (15,000,000) and the number of shares of Preferred Stock authorized to be issued is Five Hundred Thousand (500,000). Upon the amendment of this Article, each two (2) outstanding shares of Common Stock is split into three (3) shares of Common Stock."

     (3) The amendment herein set forth has been duly approved by the Board of Directors.

     (4) The corporation has only one class of shares outstanding and the amendment effects only a stock split and the increase in the authorized number of shares provided in the amendment is in proportion to the split

       /s/  Terry L. Robinson                     /s/ Wyman G. Smith
      -----------------------------------         ------------------------------
      Terry L. Robinson                           Wyman G. Smith
      President                                   Corporate Secretary

Executed at Napa, California on November 22, 2004.

      /s/ Terry L. Robinson                       /s/ Wyman G. Smith, III
      -----------------------------------         ------------------------------
      Terry L. Robinson                           Wyman G. Smith III `


                       [GRAPHIC OMITTED][GRAPHIC OMITTED]

                     OFFICE OF THE SECRETARY OF STATE SEAL

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